UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2005

CENTRAL FEDERAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25045	34-1877137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2923 Smith Road, Fairlawn, Ohio	44333	(330) 666-7979
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s Telephone Number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EX-99 PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition

On April 22, 2005, the registrant issued a press release announcing a loss for the first quarter of 2005. A copy of the press release is included as Exhibit 99 to this report.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99	Press release issued on April 22, 2005 announcing a loss for the registrant’s fiscal quarter ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation
Date: April 22, 2005	By:	/s/ Therese Ann Liutkus
Therese Ann Liutkus, CPA
Treasurer and Chief Financial Officer